                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2007
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                               AMCOMP INCORPORATED
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-51767                 65-0636842
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

   701 U.S. Highway One, North Palm Beach, Florida               33408
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (561) 840-7171
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 5, 2007, the Registrant  terminated Deloitte & Touche LLP ("D&T")
as its independent registered public accounting firm, effective immediately. The termination was recommended by the Registrant's Audit Committee.

      The  reports  of D&T  on  the  consolidated  financial  statements  of the
Registrant  as at and for the fiscal years ended  December 31, 2006 and 2005 did not contain any adverse  opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of  termination,  there  were no  disagreements  with D&T on any  matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of D&T, would have caused it to make reference  thereto in its reports on the financial  statements for such years.

      During the fiscal  years ended  December 31, 2006 and 2005 and through the date of  termination,  there  were  no  events  of the  type  described  in Item
304(a)(1)(v) of Regulation S-K, other than as follows:

      In connection  with  management's  evaluation  of disclosure  controls and
procedures  in  the  third  quarter  of  2006,   management  determined  that  a
presentation  error  had  occurred  in  the  Registrant's  financial  statements previously filed for December 31, 2005 and the quarters ended March 31, 2006 and
June 30,  2006.  The error was the  result of a book  overdraft  position  being presented as a reduction of "cash and cash equivalents" rather than as an "other liability,"  and  required  the  previously  filed  financial  statements  to be restated.  As a  result,  management  identified  a  material  weakness  in  the
Registrant's  internal  control over financial  reporting and concluded that the
disclosure   controls  and  procedures   designed  for  recording,   processing,
summarizing  and  reporting,  on a  timely  basis,  information  required  to be disclosed  by the  Registrant  in  reports  that it files or  submits  under the
Exchange Act and  communicated  to the  Registrant's  management,  including the
Registrant's Chief Executive Officer and Chief Financial Officer, as appropriate to allow timely decisions regarding required  disclosure,  were not effective as of September 30, 2006.  Subsequent to September  30, 2006,  additional  internal controls over financial  reporting  procedures  were designed and implemented to address the material weakness identified above.

      On April 5, 2007, the Registrant  engaged Johnson Lambert & Co. LLP ("JL")
as the Registrant's independent registered public accountant.  The engagement of
JL was approved by the Audit Committee of the Registrant's Board of Directors.

      During the years ended  December 31, 2006 and 2005 and through the date of termination  of D&T, the  Registrant did not consult with JL with respect to any of (i) the  application  of accounting  principles  to a specified  transaction, either  completed  or  proposed;  (ii) the type of audit  opinion  that might be rendered on the Registrant's financial statements;  or (iii) any matter that was either  the  subject  of  disagreement  (as  defined  in Item  304(a)(1)(iv)  of
Regulation  S-K) or an event  of the  type  described  in Item  304(a)(1)(v)  of
Regulation S-K.

      The  Registrant  provided D&T with a copy of the foregoing  disclosure and requested  D&T to  furnish  it with a letter  addressed  to the  Securities  and
Exchange  Commission stating whether it agrees with the statements made therein.
A copy of D&T's  letter  dated  April 11,  2007,  is filed as Exhibit 16 to this
Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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        16              Letter from Deloitte & Touche LLP dated April 11, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMCOMP INCORPORATED

Dated:  April 11, 2007                 By: /s/ Kumar Gursahaney
                                           -------------------------------------
                                           Name:  Kumar Gursahaney
                                           Title: Senior Vice President and
                                                  Chief Financial Officer